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                                                                  EXHIBIT 3.1.2



                            BUSINESS CORPORATIONS ACT                   FORM 4
                               (SECTION 27 OR 171)

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ALBERTA CONSUMER
AND CORPORATE AFFAIRS                            ARTICLES OF AMENDMENT
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
1.       NAME OF CORPORATION:                    2.       CORPORATE ACCESS NO.

         INZECO HOLDINGS INC.                             20740500

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3.       THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED A"; FOLLOWS:



Pursuant to Section 167(m) of the BUSINESS CORPORATIONS ACT (Alberta), item 6 of the Articles of the Corporation be amended by adding the following provision:

         Meetings of the shareholders of the Corporation may be held in Toronto, Ontario."






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         DATE:                     SIGNATURE                  TITLE:



         May 25, 1998              /s/ Warren D. Arseneau        President
                                   -----------------------
                                    Warren D. Arseneau


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FOR DEPARTMENTAL USE ONLY               FILED

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


                           BUSINESS CORPORATIONS ACT                    FORM 4
                               (SECTION 27 OR 171)

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

ALBERTA CONSUMER
AND CORPORATE AFFAIRS                              ARTICLES OF AMENDMENT

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
1.       NAME OF CORPORATION:                      2.      CORPORATE ACCESS NO.

         INZECO HOLDINGS INC.                               20740500

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3.       THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

         Item No. 3 of the Articles of the Corporation is amended in accordance with Section 167(l)(1) of the Business Corporations Act to remove the restrictions on the transfer of shares by deleting "No sale or transfer of shares shall be registered until the Directors have by resolution approved the transfer, and the Directors shall be under no obligation to give such approval or to give any reason from withholding same." and replacing same with "No Restrictions"

         Item No. 4 of the Articles of the Corporation is amended in accordance with Section 167(l)(k) of the Business Corporations Act to change the number of directors that the Corporation may have by deleting "Minimum One (1); Maximum Nine (9)." and replacing same with "Minimum Three (3); Maximum Nine (9)"

         Item No. 6 of the Articles of the Corporation is amended in accordance with Section 167(l)(m) of the Business Corporations Act by deleting Items 1,2, and of Schedule 2




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         DATE:                     SIGNATURE                     TITLE:


         September 9, 1997         /s/Roger J. Short             President
                                   -----------------------
                                    Roger J. Short


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FOR DEPARTMENTAL USE ONLY                                              FILED

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